STATE OF WYOMING
Office of the Secretary of State

I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **OCULUS VISIONTECH INC.**
Old Name: **USA Video Interactive Corp.**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **30th** day of **January, 2012**.

Max Maxfield
Secretary of State

By: Beth All

Filed Date: 01/30/2012